UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2009

IMS HEALTH INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
Delaware (State or Other Jurisdiction of Incorporation)	No. 001-14049 (Commission File Number)	No. 06-1506026 (IRS Employer Identification No.)
901 Main Avenue Norwalk, Connecticut	06851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 845-5200

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2009, IMS Health Incorporated (the “Company”) announced that its Board of Directors has appointed Gilles V.J. Pajot as Vice Chairman of the Company, a new executive position, effective immediately.  Previously, Mr. Pajot served as the Company’s Executive Vice President and Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

99.1	Press Release dated October 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMS HEALTH INCORPORATED
(Registrant)

		By:	/s/ Harvey A. Ashman
Name: Harvey A. Ashman
Title: Senior Vice President, General
Counsel and External Affairs
Date:	October 1, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 1, 2009